Execution Version

AMENDMENT TO FACILITY AGREEMENT AMENDMENT

EXECUTED by the parties hereto as of the 6th day of March, 2017.

AMONG:	KLONDEX MINES LTD., as Borrower

(the Borrower)

AND:	KLONDEX CANADA LTD., 0985472 B.C. LTD, KLONDEX HOLDINGS (USA) INC., KLONDEX MIDAS HOLDINGS LIMITED, KLONDEX MIDAS OPERATIONS INC. and KLONDEX GOLD & SILVER MINING COMPANY, as
Guarantors
(collectively, the Guarantors and together with the Borrower, the Obligors, and each a Obligor)

AND	INVESTEC BANK PLC, as Lender and Hedge Counterparty

(the Lender)

AND:	INVESTEC BANK PLC, as Security Agent

(the Security Agent)

WHEREAS the Obligors, the Lender and the Security Agent signatory thereto have entered into a Facility Agreement dated as of March 23, 2016 (including all annexes, exhibits and schedules thereto, the Facility Agreement);

AND WHEREAS Obligors, the Lender and the Security Agent signatory thereto have entered into an Amendment to Facility Agreement dated as of October 28, 2016 (including all annexes, exhibits and schedules thereto, the Facility Amendment);

AND WHEREAS the parties hereto wish to further amend certain provisions of the Facility Amendment, as set out below (hereinafter this Amendment);

NOW THEREFORE for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereby agree as follows:

Article 1 – INTERPRETATION

1.1	All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Facility Agreement (subject to any amendments to such terms herein).

1.2	This Amendment constitutes a Finance Document under the Facility Agreement.

Article 2 – AMENDMENTS

2.1	Section 4.1(h) of the Facility Amendment is deleted In its entirety and the remainder of Section 4.1 of the Facility Amendment shall be renumbered accordingly.

2.2	The Amendment Effective Date occurred as of December 14, 2016.

2.3

The following items (each, a “Condition Subsequent”) shall be completed subsequent to the Amendment Effective Date, each within the specified timeframes, with the failure to achieve any of these conditions within the specified timeframe constituting an Event of Default:

(a)	by April 14, 2017, the Lender shall have received registered copies of all deliverables set forth in Part 1 — Exhibit C of the Facility Amendment;

(b)

within five (5) Business Days of the receipt of the deliverables set forth in 2.3(a), the Lender shall have received copies of all deliverables set forth in Part 2 — Exhibit C of the Facility Amendment.

Article 3 – MISCELLANEOUS

3.1

Each of the Obligors (i) reaffirms its obligations under the Facility Agreement, the Facility Amendment and the other Finance Documents to which it is a party, and(ii) agrees that the Facility Agreement, the Facility Amendment and the other Finance Documents to which it is a party remain in full force and effect, except as amended hereby, and are hereby ratified and confirmed.

3.2

Each of the Obligors hereby (i) consents to and approves the execution and delivery of this Amendment, (ii) agrees that this Amendment does not and shall not limit or diminish in any manner the obligations of such Obligor under any guarantee granted by it in favour of the Lender (the Guarantee) and that such obligations would not be limited or diminished in any manner even if such Obligor had not executed this Amendment,(iii) agrees that this Amendment shall not be construed as requiring the consent of such Obligor in any other circumstance, (iv) reaffirms each of its obligations under the Guarantee and the other Finance Documents to which it is a party, and (v) agrees that the Guarantee and the other Finance Documents to which it is a party remain in full force and effect and are hereby ratified and confirmed.

3.3

Nothing contained in this Amendment or any other communication between the Lender and any other Obligor shall be a waiver of any other present or future violation, Default or Event of Default under the Facility Agreement or any other Finance Document (collectively, Violations). Similarly, nothing contained in this Amendment shall directly or Indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect the Lender’s right at any time to exercise any right, privilege or remedy in connection with the Facility Agreement or any other Finance Document with respect to any Violations (Including, without limiting the generality of the foregoing, in respect to the non-conformity to any representation, warranty or covenant contained In any Finance Document), (ii) except as specifically provided in Article II hereof, amend or alter any provision of the Facility Agreement or any other Finance Document or any other contract or instrument, or (iii) constitute any course of dealing or other basis for altering any obligation of any of the Obligors under the Finance Documents or any right, privilege or remedy of the Lender under the Facility Agreement or any other Finance Document or any other contract or instrument with respect to Violations. Nothing in this Amendment shall be construed to be a consent by the Lender to any Violations.

3.4

Save as expressly set forth in this Amendment, all other terms and conditions of the Facility Agreement and Facility Amendment remain in full force and effect. All other Finance Documents remain in full force and effect.

3.5

Except to the limited extent set forth herein, no additional amendment in respect of any other term, condition, covenant, agreement or any other aspect of the Facility Agreement Is intended or implied.

3.6

The Obligors, shall from time to time, do all acts and things and execute and deliver all agreements as the Lender may reasonably require for enabling the Lender to obtain the full benefits of this acknowledgment and confirmation,

3.7

This Amendment shall be interpreted and the rights and liabilities of the parties hereto shall be determined In accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

3.8	This Amendment may be executed in original, facsimile and/or other electronic means counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument,

[signature pages follow]

Execution Version

The parties have executed this Amendment as of the date first above written:

BORROWER:

KLONDEX MINES LTD.

Per:	/s/ Barry Dahl
Name: Barry Dahl
Title: Chief Financial Officer

Execution Version

GUARANTORS:

KLONDEX CANADA LTD.

Per:	/s/ Barry Dahl
	Name:	Barry Dahl
	Title:	Treasurer and Secretary

0985472 B.C. LTD

Per:	/s/ Barry Dahl
	Name:	Barry Dahl
	Title:	Treasurer and Secretary

KLONDEX HOLDINGS (USA) INC.

Per:	/s/ Barry Dahl
	Name:	Barry Dahl
	Title:	Treasurer

KLONDEX MIDAS HOLDINGS LIMITED

Per:	/s/ Barry Dahl
	Name:	Barry Dahl
	Title:	Treasurer

KLONDEX MIDAS OPERATIONS INC.

Per:	/s/ Barry Dahl
	Name:	Barry Dahl
	Title:	Treasurer

KLONDEX GOLD & SILVER MINING
COMPANY

Per:	/s/ Barry Dahl
	Name:	Barry Dahl
	Title:	Treasurer

FINANCE PARTIES:

INVESTEC BANK PLC,
as Lender and Hedge Counterparty

Per:	/s/ Oliver Tagg
Name: Oliver Tagg
Title: Authorised Signatory

Per:	/s/ Guy Stringer
Name: Guy Stringer
Title: Authorised Signatory

INVESTEC BANK PLC,
as Security Agent

Per:	/s/ Steven Cowland
Name: Steven Cowland
Title: Authorised Signatory

Per:	/s/ Anthony Rowe
Name: Anthony Rowe
Title: Authorised Signatory